UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 14, 2022

Box, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36805	20-2714444
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

900 Jefferson Ave.

Redwood City, California 94063

(Address of Principal Executive Offices, including zip code)

(877) 729-4269

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	BOX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 5.03	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2022, the board of directors (the “Board”) of Box, Inc. (the “Company”) adopted amended and restated bylaws of the Company (the “Amended and Restated Bylaws”) effective December 14, 2022. The Amended and Restated Bylaws supersede and replace the Company’s bylaws in effect immediately prior to the adoption of the Amended and Restated Bylaws.

The Amended and Restated Bylaws include (i) updates and revisions to the advance notice provisions for the nomination of directors or the proposal of other business at stockholder meetings, including revisions that address the universal proxy rules adopted by the Securities and Exchange Commission; (ii) the addition of a forum selection clause providing that unless the Company consents in writing to the selection of an alternative forum, certain claims and stockholder litigation must be brought in the Delaware Court of Chancery and federal securities law claims brought under the Securities Act of 1933 must be brought in federal court as opposed to state court; (iii) revisions reflecting recent Delaware law amendments, including availability of stockholder lists for stockholders, communications regarding adjourned stockholder meetings and requirements for action by written consent of the Board; and (iv) other clarifying, conforming and ministerial changes.

The foregoing description of the amendments made in the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Box, Inc., effective December 14, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2022	BOX, INC.

	By:	/s/ David Leeb
David Leeb
Chief Legal Officer and Corporate Secretary